UNITED STATES SECURITIES
AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2005

BIOVERIS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation) 16020 Industrial Drive Gaithersburg, MD 20877 (Address of Principal Executive Offices)	000-50583 (Commission File Number)	80-0076765 (I.R.S. Employer Identification No.) 46013 (Zip Code)

(301) 869-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 13, 2005, BioVeris Corporation (the “Company”) announced that it completed an option agreement with Children’s Hospital & Research Center at Oakland (“CHRCO”) for exclusive patent rights to a unique vaccine candidate for Neisseria meningitidis serogroup B, which causes meningitis, and a separate Sponsored Research Agreement under which the Company will sponsor up to $800,000 of research at CHRCO over a two-year period aimed at developing a vaccine candidate. See attached Press Release of the Company filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated January 13, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2005	BIOVERIS CORPORATION By: /s/ George V. Migausky Name: George V. Migausky Title: Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Press Release dated January 13, 2005